                                                               Exhibit 99.1
                              MEDIX RESOURCES, INC.

Information About the Company's
Current Executive Officers

     A list of the executive  officers of Medix  Resources,  Inc., as of the
June 1,  2001,  and  related  biographical  information  are set forth below:

          Name             Age               Position
----------------------  ---------  ---------------------------------------------
John R. Prufeta             40     President, Chief Executive Officer and
                                   a Director
Patricia A. Minicucci       51     Executive Vice President for Operations
Gary L. Smith               46     Executive Vice President and Chief Financial
                                   Officer
Louis E. Hyman              33     Executive Vice President and Chief
                                   Technology Officer
Brian R. Ellacott           44     Senior Vice President for Corporate
                                   Development

      All of our  executive  officers  devote  full-time  to our  company's business and affairs.

Biographical Information

John R.  Prufeta.  Mr.  Prufeta  joined the Company as a full time employee and as its  President  and Chief  Executive  Officer on March 1, 2000.  Mr.
Prufeta  also is the  Chairman of the Board of the  Company's  Cymedix Lynx
subsidiary.  He had been  appointed  to the  position  of  Chief  Executive
Officer while a consultant  to the Company in October  1999.  Prior to that he was  the  Managing  General  Partner  of The  Creative  Group,  Creative
Health  Concepts,  and  TCG  Development,   and  the  President  and  Chief
Executive  Officer of  Creative  Management  Strategies,  Inc.  for over 11 years.  Those  affiliated  companies  cover  a wide  spectrum  of  services within the healthcare  industry.  He was elected to the Company's  Board of
Directors in April 1999. A 1983  graduate of St. John's  University  with a
B.S. in management,  Mr. Prufeta graduated from the Executive Program,  OPM at Harvard University, Graduate School of Business.

Patricia A.  Minicucci  In March  2000,  Ms.  Minicucci  joined the Company as  Executive  Vice  President  of  Operations.  Prior to  joining  Medix's staff,  Ms.  Minicucci  served as executive  vice president and a principal
of  Creative  Health   Concepts.   In  1995,  she  founded  and  was  chief
executive officer of Practice  Paradigms,  an organization  serving primary care  physicians.  Prior to  founding  Practice  Paradigms,  Minicucci  was senior  vice  president-managed  care with  Empire  Blue Cross Blue  Shield and,  before that,  president-employee  benefits  division with  Washington
National  Corporation.  Ms.  Minicucci  began her career in  healthcare  at
CIGNA   Corporation   where   she  held   numerous   positions,   including
president-South    Central   Division,    CIGNA   Healthplan   Inc.;   vice
president-human   resources   division,   Employee   Benefits  Group;  vice
president-human   resources  department,   Group  Insurance  Division;  and
regional   vice   president-field   claim   operations,   Group   Insurance
Division.  She holds a B.A. in History from Russell Sage College.

Gary  L.  Smith.   Mr.  Smith   joined  the  Company  as   Executive   Vice
President  and Chief  Financial  Officer in December of 2000.  From 1995 to
2000,  Mr.  Smith was with  Provident  Group,  a  financial  advisory  firm
serving  companies  operating  in  emerging  market  countries,   where  he
was  a   principal.   Previously,   Mr.   Smith   was   an   executive   of
American   Express   Bank,   the   international   banking   arm   of   the
financial  services   conglomerate   American  Express  Corporation  (NYSE:
AXP),   where   he  held   various   senior   financial   positions,   most
recently as Senior  Director and  Commercial  Banking Head,  London Branch.
He holds a BSc degree in  Economics  from the Wharton  School and an MSc in
Accounting and Finance from the London School of Economics.

Louis E.  Hyman  On May 14,  2001,  Mr.  Hyman  became  an  officer  of the
Company with the titles of Executive  Vice  President and Chief  Technology
Officer.  Prior to that,  since March 9, 2001,  he was a consultant  to the
Company,  serving as  interim  Chief  Technology  Officer.  From  September
1999  until  joining  Medix,  Mr.  Hyman  was  President  and CEO of  Ideal
Technologies,  Inc., a healthcare  integration  consulting  firm. Mr. Hyman
held  senior   technology   management   and   executive   positions   with
CareInsite,  Inc.  (from August 1999 to September 2000 as Vice President of
Information  Technology)  and LaPook Lear Systems Inc. (from August 1992 to
August 1999 as Vice  President and Director of  Technology),  both of which were merged  into  WebMD,  Inc.  in  September  2000.  As a result of these transactions,  Mr.  Hyman  maintained  his  position as Vice  President  of
Information  Technology with WebMD through  November 2000,  where he played a key  role in  WebMD's  integration  efforts  as well  as  initiatives  to improve the  Company's  profitability.  He  graduated  Summa Cum Laude from
St. John's University where he earned a B.S. degree in Computer Science.

Brian R.  Ellacott  In March  2000,  Mr.  Ellacott  joined  the  Company as
Senior Vice  President  of Business  Development.  Mr.  Ellacott  served as president of Cosmetic  Surgery  Consultants  from November 1998 until March
2000,  when  he  joined  Medix  Resources,  Inc.  From  1996 to 1998 he was executive vice president of Alignis Inc., an  alternative  healthcare  PPO.
Before  that,  he was  president-Bibb  Hospitality  (Atlanta)  for The Bibb
Company.   Mr.   Ellacott   began  his  career  in   healthcare  at  Baxter
International/American  Hospital  Supply where he held numerous  positions, including  director of national accounts  (Chicago);  director of marketing
(Australia);  director of marketing  (Canada);  systems  manager  (Canada);
regional  manager  (British   Columbia);   and  product  manager  (hospital
products).  He holds a B.A. in Business  Administration,  with Honors, from
Wilfrid Laurier University (Waterloo, Canada).